UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2017

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street Suite 5100 Pittsburgh, Pennsylvania		15219-2706

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
Item 2.02 Results of Operations and Financial Condition.
On February 1, 2017, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal 2017 second quarter ended December 31, 2016.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: sales; gross profit and margin; operating expense; operating expense as a percentage of sales; operating income (loss) and margin; net income (loss); earnings per diluted share (EPS) and loss per diluted share (LPS); effective tax rate; Industrial sales, operating income and margin; Widia operating loss and margin; and Infrastructure sales, operating income (loss) and margin. Adjustments for the three and six months ended December 31, 2016 include (1) restructuring and related charges and (2) Australia deferred tax valuation allowance. Adjustments for the three months ended December 31, 2015 include: (1) restructuring and related charges, (2) goodwill and other intangible asset impairment charges, (3) loss on divestiture and (4) operations of divested businesses. Adjustments for the six months ended December 31, 2015 include: (1) restructuring and related charges, (2) goodwill and other intangible asset impairment charges, (3) loss on divestiture and related charges and (4) operations of divested businesses. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow and earnings (loss) before interest, taxes, depreciation and amortization (E[L]BITDA) and margin which are non-GAAP measures and are defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives, and other investing and financing activities.
E(L)BITDA
E(L)BITDA are a non-GAAP financial measure and are defined as net income attributable to Kennametal, with interest expense, interest income, provision for income taxes, depreciation and amortization added back. The most directly comparable GAAP measure is net income attributable to Kennametal. However, we believe that E(L)BITDA are widely used as a measure of operating performance and is an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust E(L)BITDA. Management uses this information in reviewing operating performance.
Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and is used as such for internal performance measurement.

PRIMARY WORKING CAPITAL (UNAUDITED)
(in thousands, except percents)	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	Average
Current assets	$971,745	$991,837	$1,075,341	$1,099,260	$1,062,992	$1,040,235
Current liabilities	390,151	402,574	427,275	421,415	394,983	407,280
Working capital, GAAP	$581,594	$589,263	$648,066	$677,845	$668,009	$632,955
Excluding items:
Cash and cash equivalents	(102,001)	(119,411)	(161,579)	(136,564)	(138,978)	(131,707)
Other current assets	(80,375)	(64,660)	(84,016)	(111,479)	(113,113)	(90,729)
Total excluded current assets	(182,376)	(184,071)	(245,595)	(248,043)	(252,091)	(222,435)
Adjusted current assets	789,369	807,766	829,746	851,217	810,901	817,800
Current maturities of long-term debt and capital leases, including notes payable	(2,263)	(1,381)	(1,895)	(4,140)	(5,942)	(3,124)
Other current liabilities	(219,008)	(225,189)	(243,341)	(247,943)	(237,444)	(234,585)
Total excluded current liabilities	(221,271)	(226,570)	(245,236)	(252,083)	(243,386)	(237,709)
Adjusted current liabilities	168,880	176,004	182,039	169,332	151,597	169,570
Primary working capital	$620,489	$631,762	$647,707	$681,885	$659,304	$648,229
		Three Months Ended
		12/31/2016	9/30/2016	6/30/2016	3/31/2016	Total
Sales		$487,573	$477,140	$521,224	$497,837	$1,983,774
Primary working capital as a percentage of sales						32.7%

PRIMARY WORKING CAPITAL (UNAUDITED)
(in thousands, except percents)	6/30/2016	3/31/2016	12/31/2015	9/30/15	6/30/2015	Average
Current assets	$1,075,341	$1,099,260	$1,062,992	$1,168,511	$1,258,546	$1,132,930
Current liabilities	427,275	421,415	394,983	438,406	482,744	432,965
Working capital, GAAP	$648,066	$677,845	$668,009	$730,105	$775,802	$699,965
Excluding items:
Cash and cash equivalents	(161,579)	(136,564)	(138,978)	(97,199)	(105,494)	(127,963)
Other current assets	(84,016)	(111,479)	(113,113)	(120,583)	(132,148)	(112,268)
Total excluded current assets	(245,595)	(248,043)	(252,091)	(217,782)	(237,642)	(240,231)
Adjusted current assets	829,746	851,217	810,901	950,729	1,020,904	892,699
Current maturities of long-term debt and capital leases, including notes payable	(1,895)	$(4,140)	(5,942)	(25,285)	(15,702)	(10,593)
Other current liabilities	(243,341)	(247,943)	(237,444)	(235,385)	(279,661)	(248,755)
Total excluded current liabilities	(245,236)	(252,083)	(243,386)	(260,670)	(295,363)	(259,348)
Adjusted current liabilities	182,039	169,332	151,597	177,736	187,381	173,617
Primary working capital	$647,707	$681,885	$659,304	$772,993	$833,523	$719,082
		Three Months Ended
		06/30/16	03/31/16	12/31/15	09/30/15	Total
Sales		$521,224	$497,837	$524,021	$555,354	$2,098,436
Primary working capital as a percentage of sales						34.3%

Debt to Capital
Debt to capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total equity plus total debt. The most directly comparable GAAP measure is debt to equity, which is defined as total debt divided by total equity. Management believes that debt to capital provides additional insight into the underlying capital structure and performance of the Company.

DEBT TO CAPITAL (UNAUDITED)	December 31,	June 30,
(in thousands, except percents)	2016	2016
Total debt	$696,592	$695,443
Total equity	934,681	995,801
Debt to equity, GAAP	74.5%	69.8%
Total debt	$696,592	$695,443
Total equity	934,681	995,801
Total capital	$1,631,273	$1,691,244
Debt to capital	42.7%	41.1%

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fiscal 2017 Second Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	February 1, 2017	By:	/s/ Martha Fusco
Martha Fusco
Vice President Finance and Corporate Controller